INCENTIVE STOCK OPTION PLAN


Section 1. Purpose

     This Incentive Stock Option Plan ("Plan") is intended to promote the best interests of the Corporation and its stockholders by providing an incentive and reward for those employees who contribute to the operation progress and earning power of the Corporation.

Section 2. Definitions

     The following definitions shall apply to this Plan:

     a.   "Code" means the Internal Revenue Code of 1954, as amended.

     b. "Controlling Participant" means any Eligible Employee who, immediately before any Option is granted to him, possesses directly or indirectly more than ten per cent (10%) of the total combined voting power or value of all classes of stock of the Corporation [or any parent or subsidiary corporation, as defined in section 424(e) and (f) of the Code].

     c.   "Corporation"  means  Interactive  Creations  Incorporated,   a  Texas
          corporation.

     d. "Eligible Employee" means any employee of the Corporation who is determined (in accordance with the provisions of Section 5 of this Plan) to be eligible to be granted an Option.

     e. "Exercise Price" means the price at which a share of Incentive Stock may be purchased by a particular Participant pursuant to the exercise of an Option, as determined in accordance with Section 7 of this Plan.

     f. "Incentive Stock" means Common Stock without par value of the Corporation issued pursuant to this Plan.

     g. "Incentive Stock Option Agreement" means an agreement between a participant and the Corporation setting forth the specific terms and conditions of an Option, as well as the specific terms and conditions under which Incentive Stock may be purchased by that Participant pursuant to the exercise of that Option. The Incentive Stock Option Agreement shall be subject to the provisions of this Plan (which shall be incorporated by reference in the Incentive Stock Option Agreement) and shall contain such other provisions as the Board of Directors of the Corporation, in its sole discretion, may determine.

     h. "Option" means the right of a Participant to purchase shares of Incentive Stock in accordance with the terms of this Plan and the Incentive Stock Option Agreement between that Participant and the Corporation.

     i. "Participant" means any Eligible Employee who is a party to an Incentive Stock Option Agreement.

Section 3. Adoption and Administration of Plan.

     This  Plan  shall  become  effective  upon  its  adoption  by the  Board of
Directors of the Corporation and approval by the holders of a majority of the outstanding voting capital stock of the Corporation within twelve (12) months before or after the adoption of this Plan by the Board of Directors of the Corporation. Upon becoming effective, except as set forth in Sections 4, 5(d), 6(c), 7, and 18 of this Plan, any action taken by the Board of Directors of the Corporation with respect to the implementation, interpretation, or administration of this Plan shall be final, conclusive, and binding; provided, however, that to the extent not prohibited by the Texas Business Act, the Certificate of Incorporation of the Corporation, the By-Laws of the Corporation, or the Code, the Board of Directors of the Corporation may delegate any or all of its responsibilities under this Plan to a committee of the Board of Directors of the Corporation as the Board of Directors of the Corporation shall designate and, in the event of that designation, all references in this Plan to the Board of Directors of the Corporation shall, to the extent applicable, be deemed to refer to and include that committee.

Section 4. Total Number of Shares of Incentive Stock.

     The number of shares of Incentive Stock that may be issued in the aggregate by the Corporation under this Plan pursuant to the exercise of Options granted under this Plan shall not be more than 600,000, which number may be increased only by a resolution adopted by the Board of Directors of the Corporation and approved within one (1) year after that adoption by the holders of a majority of the outstanding voting capital stock of the Corporation. Those shares of Incentive Stock may be issued out of the authorized and unissued or reacquired Common Stock of the Corporation. Any shares subject to an Option that expires or is terminated unexercised as to those shares may again be subject to an Option under this Plan. To the extent of any adjustment pursuant to the provisions of
Section 17 of this Plan, the number of shares mentioned above shall be adjusted appropriately.

Section 5. Eligibility and Awards.

     The Board of Directors of the Corporation shall determine, as soon as practicable after the effective date of this Plan and at any time and from time to time after that date: (a) which of the employees of the Corporation shall be Eligible Employees; (b) the number of shares of Incentive Stock that each Eligible Employee may purchase pursuant to the exercise of his Option; (c) the Exercise Price for each Eligible Employee; (d) the other terms of each Eligible Employee's Option, including, without limitation, the term during which that Option shall be in effect, which term shall not be greater than seven (7) years for any Option; (e) the terms on which each share of Incentive Stock may be purchased by each particular Eligible Employee pursuant to the exercise of his Option; and (f) the form of Incentive Stock Option Agreement for any Option granted to an Eligible Employee.

Section 6. Grant, Exercise Rights, and Termination of Options.

     a. As soon as practicable after a determination is made by the Board of Directors of the Corporation, as set forth in Section 5 of this Plan, the appropriate officer or officers of the Corporation shall give notice (written or oral) to that effect to each employee Of the Corporation so determined to be an Eligible Employee, which notice shall be accompanied by a copy or copies of the Incentive Stock Option Agreement to be executed by that Eligible Employee.

     b. Upon receipt of the notice specified in Section 6(a) of this Plan, an Eligible Employee shall have an Option, and shall thereby become and be a Participant, only upon the due execution by that Eligible Employee and the Corporation of an Incentive Stock Option Agreement (in such number as the Board of Directors shall determine) within ten (10) days from the giving of that notice.

     c. Any Option granted pursuant to this Plan must be granted within five (5) years from the date that this Plan is adopted by the Board of Directors of the Corporation and approved by the stockholders of the Corporation. The aggregate fair market value (determined at the time an Option is granted) of Incentive Stock for which any Eligible Employee may be granted an Option in any calendar year [under all incentive stock option plans of the Corporation or its parent or subsidiaries, if any, as defined in section 424(e) and (f) of the Code] shall not exceed One Hundred Thousand ($100,00.00), as defined in section 422(d) of the Code.

     d. A Participant shall have no equity interest in the Corporation or any voting, dividend, liquidation, or dissolution rights with respect to any capital stock of the Corporation solely by reason of having an Option or having executed an Incentive Stock Option Agreement. Furthermore, prior to the exercise of a Participant's Option, as set forth in Section 6(e) of this Plan, that Participant shall have no interest in, or any voting, dividend, liquidation, or dissolution rights with respect to, the shares of Incentive Stock relating to that Option.

     e. An Option of a Participant may be exercised during the period that the Option is in effect and as set forth in this Plan and in the Incentive Stock Option Agreement. The Option of a Participant may be exercised only during the period the Option shall be in effect and only if compliance with all applicable federal and state securities laws can be effected, and may be exercised only by
(i) that Participant's completion, execution, and delivery to the Corporation of a notice of exercise and an "investment letter" in the forms supplied by the Corporation; and (ii) the payment to the Corporation of the aggregate Exercise Price, as provided under Section 8 of this Plan, for the shares of Incentive Stock to be purchased pursuant to that exercise (as shall be specified by that Participant in that notice). Except in the event of the death of a Participant, in which event that Participant's estate, executors or administrators, or personal or legal representatives may exercise the Option in accordance with the terms of Section 6(f) of this Plan, an Option or any of the rights under that Option may be exercised by that Participant only and may not be transferred or assigned, voluntarily, involuntarily, or by operation of law (including, without limitation, the laws of bankruptcy, intestacy, descent and distribution, and succession).

     f. If a Participant dies when he possesses an Option, the Participant's estate, executors or administrators, or personal or legal representatives shall be entitled for a period of six (6) months following the date of the Participant's death to exercise the Option, but only to the extent that the Participant was entitled to exercise the Option pursuant to the terms of his Incentive Stock Option Agreement on the date of his death. Any person who desires to exercise a deceased Participant's Option shall be required, as a condition to the exercise of any Option, to furnish to the Corporation documentation that the Corporation shall deem satisfactory to evidence the authority of that person to exercise that Option on behalf of that deceased Participant. Any shares of Incentive Stock purchased pursuant to this Section 6(f) shall be subject to the Corporation's options specified in Sections 11 and 12 of this Plan and shall be subject to the terms of Section 20 of this Plan. If a Participant's estate, executors or administrators, or personal or legal representatives exercise this Option, all references in this Plan to a Participant shall, to the extent applicable, be deemed to refer to and include the Participant's estate, executors or administrators, or personal or legal representatives, as the case may be.

     g. The Board of Directors of the Corporation may, upon terms and conditions it deems appropriate, accept the surrender by a Participant of a right to exercise an Option, in whole or in part, and if the Board elects, authorize a payment in consideration of that Option of an amount equal to the difference obtained by subtracting the Exercise Price of the shares of Incentive Stock that are the subject of that surrendered Option from the fair market value of the shares of Incentive Stock that are the subject of that surrendered Option on the date of that surrender (that amount not to be less than zero). Payment shall be in cash unless otherwise agreed by the Board and the Participant.

     h. An Option of a Participant shall terminate on the earliest of the date that (i) all shares of Incentive Stock relating to the Option are purchased pursuant to the terms of the Incentive Stock Option Agreement, (ii) the Corporation becomes aware of a violation by the Participant of Section 16 or 13 of the Incentive Stock Option Agreement, or (iii) the Option expires, as determined pursuant to Section 5(d) of this Plan. Notwithstanding any other provision of this Plan, in the event of a merger or consolidation to which the Corporation is a party (other than as the surviving entity), any other acquisition of a majority of the outstanding Common Stock of the Corporation, any transfer of all or substantially all of the assets of the Corporation, or of the Corporation's liquidation or dissolution, the Corporation shall give each Participant at least ten (10) days' prior written notice of any event of this nature, and any Option granted pursuant to the Plan, to the extent that the Option is still in force and has not been exercised, shall be accelerated, and any Participant may, upon compliance with all terms of this Plan, purchase any or all shares of Incentive Stock subject to that Option before the occurrence of any event of this nature, and, to the extent any Option shall not be exercised, it shall expire upon any event of this nature becoming effective. Once terminated, that Option shall have no further force or effect, and that Participant shall have no further rights in or under that Option or to the shares of Incentive Stock relating to that Option that shall not have been purchased at that time pursuant to the Option.

Section 7. Purchase Price of Incentive Stock.

     The determination of the Exercise Price shall be made by the Board of Directors of the Corporation, in its sole discretion, it being understood that the Exercise Price may not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock of the Corporation on the date that the Option shall be granted; provided, however, that if an Option shall be granted to a Controlling Participant, the Exercise Price may not be less than one hundred ten per cent (110%) of the fair market value of the shares of Common Stock of the Corporation on the date that the Option shall be granted. Before the occurrence of the event referred to in Section 19(a) of this Plan, the fair market value of the shares of Common Stock of the Corporation shall be determined pursuant to a bona fide appraisal conducted by the Corporation's independent or certified public accountant or by an appraiser engaged by the Corporation to conduct an appraisal. Following the occurrence of the event referred to in Section 19(a) of this Plan, the fair market value of the shares of Common Stock of the Corporation as of any particular date shall be deemed to be the mean between the lowest bid and highest asked prices of that Common Stock as of the close of business on such date as reported by NASDAQ (if that Common Stock is traded in the over-the counter market) or, if the Common Stock is traded on an exchange, the mean of the highest asked and lowest bid prices (as of the close of business on that date) at which that Common Stock is quoted on that date on the exchange on which it generally has the greatest trading volume. If on any day no sales of Common Stock of the Corporation shall have been reported by NASDAQ or made on that exchange, as the case may be, or if, in the opinion of the Board of Directors of the Corporation, insufficient sales have been made on that day to constitute a representative market, then the fair market value of that Common Stock as of that valuation date shall be determined by taking a weighted average of the means between the asked and bid prices, or the highest and lowest sales prices, as the case may be, on the nearest representative trading date before, and the nearest representative date after, the valuation date.

Section 8. Payment for Shares of Incentive Stock.

     Payment by each Participant for the shares of Incentive Stock purchased under this Plan shall be made by cashiers check, certified funds or in any other method approved by the Board of Directors.

Section 9. Delivery of Shares of Incentive Stock.

     Upon the exercise of an Option by a Participant, in accordance with Section 6(e) of this Plan, or as soon thereafter as is practicable, the Corporation shall issue and deliver to that Participant a certificate or certificates evidencing that number of shares of Incentive Stock as that Participant has elected to purchase. The certificate or certificates shall be registered in the name of that Participant and shall bear an appropriate investment warranty legend, any legend required by any federal or state securities law, rule, or regulation, and (if applicable) a legend referring to the restrictions provided under this Plan and under the Incentive Stock Option Agreement. Upon the exercise of an Option and the issuance of the certificate or certificates, a Participant shall have all the rights of a stockholder with respect to those shares of Incentive Stock purchased, including the right to vote those shares and to receive all dividends or other distributions paid or made with respect to those shares; provided, however, that those shares shall be subject to the restrictions set forth below in this Plan and in the Incentive Stock Option
Agreement executed by that Participant. In the event of a merger or consolidation to which the Corporation is a party (other than as the surviving entity), any other acquisition of a majority of the outstanding shares of Common Stock of the Corporation, or any transfer of all or substantially all of the assets of the Corporation, the acquiring corporation alone shall determine whether the stock of the acquiring corporation so received (if any) shall be subject to the restrictions set forth in this Plan.

Section 10. Restrictions on Transfer of Shares of Incentive Stock.

     a. Each Participant who purchases shares of Incentive Stock pursuant to the exercise of an Option under this Plan shall acquire those shares for investment, not for resale or other distribution, and shall warrant the same in writing.

     b. Except as otherwise provided in this Plan or in the Incentive Stock Option Agreement executed by a Participant, Options or any shares of Incentive Stock may not be sold, exchanged, delivered, assigned, bequeathed or given, pledged, mortgaged, hypothecated or otherwise encumbered, transferred or permitted to be transferred, or otherwise disposed of, whether voluntarily, involuntarily, or by operation of law (including, without limitation, the laws of bankruptcy, intestacy, descent and distribution, and succession).

Section 11. Option of the Corporation To Purchase Shares of Incentive Stock.

     a. In the event a Participant, who shall have been issued shares of Incentive Stock by the Corporation pursuant to this Plan, violates the Covenant not to Compete contained in Section 16 of the Incentive Stock Option Agreement or the Confidentiality Clause contained in Section 13 of the Incentive Stock
Option Agreement, the Corporation shall have the option, but shall not be obligated, to purchase any or all of the shares of Incentive Stock owned by that Participant, the Participant's estate, executors or administrators, personal or legal representatives, and transferees (direct or indirect). For purposes of Sections 11(b), 11(c), 12, and 13 of this Plan, any reference to a Participant shall (when applicable) be deemed to be and include references to that Participant's estate, executors or administrators, personal or legal representatives, and transferees (direct or indirect).

     b. The option specified in Section 11(a) of this Plan, to the extent applicable, may be exercised by the Corporation at any time after the Corporation becomes aware of a violation by the Participant of Section 16 or 13 of the Incentive Stock Option Agreement, by sending Registered Notice (as defined in Section 24 of this Plan) of the exercise to the Participant, specifying the time and date on which payment to the Participant of the purchase price for the Participant's shares of Incentive Stock to be purchased by the Corporation is to be made, and the number of shares to be purchased by the Corporation. The date specified shall be not later than sixty (60) days after the date that the Registered Notice is sent. Settlement shall be held on the purchase of a Participant's shares of Incentive Stock under this Section 11 at the principal executive office of the Corporation or at another place upon which the Corporation and the Participant shall agree. At the settlement, the Participant shall deliver to the Corporation the certificate or certificates, duly endorsed, evidencing the shares of Incentive Stock to be purchased pursuant to this Section 11 and, simultaneously with that delivery, the Corporation shall deliver to the Participant the purchase price for those shares in the manner determined pursuant to the Incentive Stock Option Agreement between the Corporation and that Participant.

     c. If a Participant is unable to, or for any reason does not deliver to the Corporation the certificate or certificates in accordance with the provisions of Sections 11(b) or 12 of this Plan, the Corporation may deposit a check, or a check and promissory note (as the case may be), in the total amount of the purchase price, as determined pursuant to the Incentive Stock Option Agreement between the Corporation and that Participant, with any bank doing business within sixty (60) miles of the Corporation's principal executive office, with the accountant or accountants then servicing the Corporation, as agent or trustee, or in escrow for the Participant, to be held by that bank, accountant, or accountants until withdrawn by that Participant. Upon that deposit by the Corporation, the shares of Incentive Stock of that Participant to be purchased pursuant to this Section 11 or pursuant to Section 12 of this Plan shall then be deemed to have been sold, assigned, transferred, and conveyed to the Corporation, and that Participant shall have no further rights with respect to the Incentive Stock.

Section 12. Right of First Refusal.

     a. The Incentive Stock the subject of the Option shall be further subject to the stock transfer restrictions set forth in Article VIII Section 3 of the By-Laws of the Corporation.

     b. Notwithstanding any other provision of this Plan, to the extent that there shall be a conflict between the provisions of Sections 11 and 12 of this Plan, the provisions of Section II of this Plan shall take precedence over the provisions of this Section 12, and this Section 12 shall not be of any force or effect. Any option of the Corporation specified in this Section 12 or in Section 11 of this Plan may be assigned by the Corporation to any person or entity and, in that event, any reference in this Plan to that option of the Corporation shall, unless the context otherwise requires, be deemed to be a reference to that other person or entity.

     c. Strict compliance by the Participant shall be required with every provision of this Plan and particularly with the procedures set forth in Sections 11 and 12 of this Plan. As set forth in Section 10(b) of this Plan, a Participant shall not have the right or power to sell, exchange, deliver, assign, bequeath, or give, pledge, mortgage, hypothecate, or otherwise encumber, transfer or permit the transfer or disposition of any of the Participant's shares of Incentive Stock, except in Strict compliance with the procedures set forth in Sections 11 and 12 of this Plan.

Section 13. Delivery of Stock and Documents.

     Upon the closing of any purchase by the Corporation of any shares of Incentive Stock pursuant to Sections 11 or 12 of this Plan, a participant shall deliver to the Corporation the following: the certificate or certificates representing the shares of Incentive Stock being sold, duly endorsed for transfer and bearing any necessary documentary stamps, and assignments, certificates of authority, tax releases, consents to transfer, instruments and evidences of title of that Participant and of that Participant's compliance with this Plan as may reasonably required by the Corporation or its counsel.

Section 14. Plan Binding upon Transferees.

     If at any time or from time to time, any shares of Incentive Stock are transferred to any party (other than the Corporation) pursuant to the provisions of Section 12 of this Plan, the transferee shall take those shares of Incentive Stock pursuant to all the provisions, conditions, and obligations of this Plan (including, without limitation, the obligations to sell and transfer, and to offer to sell and transfer, those shares pursuant to the provisions of Section 11 and 12 of this Plan) and, as a condition precedent to the transfer of those shares of Incentive Stock, the transferee shall agree (for, and on behalf of, himself or itself, his or its legal representatives, and his or its transferees and assigns) in writing to be bound by all provisions of this Plan. For purposes of this Section 14, the obligation of any such transferee pursuant to Section 11 of this Plan to sell the shares of Incentive Stock transferred to him by a Participant shall arise upon the Corporation's exercise of its option pursuant to Section 11 of this Plan at any time after the Participant's not the transferee's, violation of Section 16 or 13 of the Incentive stock Option Agreement.

Section 15. Costs and Expenses.

     All costs and expenses with respect to the adoption, implementation, interpretation, and administration of this Plan shall be borne by the Corporation; provided, however, that, except as otherwise specifically provided in this Plan or the applicable Incentive Stock Option Agreement between the Corporation and a Participant, the Corporation shall not be obligated to pay any costs or expenses (including legal fees) incurred by any Participant in connection with any Option or Incentive Stock held by any Participant.

Section 16. No Prior Right of Award.

     Nothing in this Plan shall be deemed to give any officer or employee of the Corporation, his legal representatives or assigns, or any other person or entity claiming under or through him any contract or other right to participate in the benefits of this Plan. Nothing in this Plan shall be construed as constituting a commitment, guaranty, agreement, or understanding of any kind or nature that the Corporation shall continue to employ any individual (whether or not a Participant). This Plan shall not affect in any way the right of the Corporation to terminate the employment of any individual (whether or not a Participant) at any time and for any reason. Any change of a Participant's duties as an employee of the Corporation shall not result in a modification of the terms of the Participant's rights under this Plan or under any Incentive Stock Option Agreement executed by that Participant.

Section 17. Changes in Capital Structure.

     Unless the Corporation has agreed in writing or is otherwise required by law to do so, the number of shares of Incentive Stock held by a Participant shall not be adjusted in any manner for (i) a division or combination of any of the shares of capital stock of the Corporation, (ii) a dividend payable in shares of capital stock of the Corporation, (iii) a reclassification of any shares of capital stock of the Corporation, or (iv) any other change in the capital structure of the Corporation.

Section 18. Amendment or Termination of Plan.

     Except as otherwise provided in this Plan, this Plan may be amended or terminated in whole or in party by the Board of Directors of the Corporation, in its sole discretion, but any action of this type shall not adversely affect or alter any right or obligation with respect to any Option or Incentive Stock Option Agreement then in effect, except to the extent that any action of this type shall be required or desirable, in the opinion of the Corporation or its counsel, to comply with any rule or regulation promulgated or proposed under the Code by the Internal Revenue Service.

Section 19. Termination of Restrictions.

     The provisions of Sections 10, 12, and 20 of this Plan shall terminate: (a) upon the first sale of Common Stock of the Corporation to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933; or (b) upon action of the Board of Directors of the Corporation, by a majority of the total number of directors then serving; provided, however, that a termination of this type shall not be deemed to affect any restrictions imposed by any applicable federal or state securities law, rule, regulation, or order with respect to the ownership, sale, or disposition of shares of Incentive Stock.

Section 20. Sale or Other Disposition by A Majority Interest.

     Each Participant shall irrevocably appoint the Corporation and its Chief Executive Officer, or either of them, as that Participant's agents and attorneys-in-fact, with full power of substitution for and in that Participant's name, to sell, exchange, transfer, or otherwise dispose of all or a portion of that Participant's shares of Incentive Stock and to do any and all things and to execute any and all documents and instruments (including, without limitation, any stock transfer powers) in connection with that sale, exchange, transfer, or other disposal, that power of attorney to become operable only after the holder or holders of a majority of the issued and outstanding shares of Common Stock of the Corporation sell, exchange, transfer, or otherwise dispose of, or contract to sell, exchange, transfer, or otherwise dispose of all or a portion of their shares of Common Stock of the Corporation. Any sale, exchange, transfer, or other disposition of all or a portion of a Participant's shares of Incentive Stock pursuant to the foregoing powers of attorney shall be made upon substantially the same terms and conditions (including sale price per share) applicable to a sale, exchange, transfer, or other disposition of all or a portion of shares of

Common Stock of the Corporation owned by the holder or holders of a majority of the issued and outstanding shares of Common Stock of the corporation. For purposes of determining the sale price per share of Incentive Stock under this
Section 20, there shall be excluded the consideration (if any) paid or payable to the holder or holders of a majority of the issued and outstanding shares of Common Stock of the Corporation in connection with any employment, consulting, non-competition, or similar agreements that the holder or holders may enter into in connection with or after that sale, transfer, exchange, or other disposition. The foregoing powers of attorney shall be irrevocable and coupled with an interest and shall not terminate by operation of law, whether by the death, bankruptcy, or adjudication of incompetency or insanity of a Participant or the occurrence of any other event.

Section 21. Burden and Benefit.

     The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant and his executors and administrators, estate, heirs, and personal and legal representatives.

Section 22. Genders.

     The use of any gender in this Plan shall be deemed to be or include the other genders, and the use of the singular in this Plan shall be deemed to be or include the plural, and vice versa, wherever appropriate.

Section 23. Headings.

     The headings and other captions contained in this Plan are for convenience and reference only and shall not be used in interpreting, construing, or enforcing any of the provisions of this Plan.

Section 24. Registered Notice

     Any notice provided for herein, shall be given by written instrument sent by certified mail, return receipt requested, through the United States Postal Service. All notices will be sent to the Participant's address as listed in such Participant's Incentive Stock Option Agreement.

CORPORATION:
Interactive Creations Incorporated,
A Texas Corporation


----------------------------------------
Robert McCarthy, Chief Executive Officer



PARTICIPANT:


----------------------------------------

Address:
         -------------------------------

----------------------------------------



WITNESS: